Company Financial Information	12 Months Ended
Dec. 31, 2013
Company Financial Information Disclosure [Abstract]
Company Financial Information
Company financial information
Our bank subsidiaries are subject to dividend limitations under the Federal Reserve Act, as well as national and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses.

The payment of dividends also is limited by minimum capital requirements imposed on banks. As of Dec. 31, 2013, BNY Mellon’s bank subsidiaries exceeded these minimum requirements.

Subsequent to Dec. 31, 2013, our bank subsidiaries could declare dividends to the Parent of approximately $2.9 billion without the need for a regulatory waiver. In addition, at Dec. 31, 2013, non-bank subsidiaries of the Parent had liquid assets of approximately $1.9 billion.

The bank subsidiaries declared dividends of $1.0 billion in 2013, $679 million in 2012 and $156 million in 2011. The Federal Reserve and the OCC have issued additional guidelines that require bank holding companies and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve policy with respect to the payment of cash dividends by bank holding companies provides that, as a matter of prudent banking, a bank holding company should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice. Any increase in BNY Mellon’s ongoing quarterly dividends would require approval from the Federal Reserve. The Federal Reserve’s current guidance provides that, for large bank holding companies like us, dividend payout ratios exceeding 30% of projected after-tax net income will receive particularly close scrutiny.

The Federal Reserve requires U.S. bank holding companies with total consolidated assets of $50 billion or more, like BNY Mellon, to submit annual capital plans for review.  The Federal Reserve will evaluate the bank holding companies’ capital adequacy, internal capital adequacy assessment processes, and their plans to make capital distributions, such as dividend payments or stock repurchases.

BNY Mellon and other affected BHCs may pay dividends, repurchase stock, and make other capital distributions only in accordance with a capital plan that has been reviewed by the Federal Reserve and as to which the Federal Reserve has not objected. The Federal Reserve may object to a capital plan if the plan does not show that the covered BHC will meet all minimum regulatory capital ratios and maintain a ratio of Tier 1 common equity to risk-weighted assets of at least 5% on a pro forma basis under expected and stressful conditions throughout the nine-quarter planning horizon covered by the capital plan. The capital plan rules also stipulate that a covered BHC may not make a capital distribution unless after giving effect to the distribution it will meet all minimum regulatory capital ratios and have a ratio of Tier 1 common equity to risk-weighted assets of at least 5%. As part of this process, BNY Mellon also provides the Federal Reserve with estimates of the composition and levels of regulatory capital, risk-weighted assets and other measures under Basel III under an identified scenario. BNY Mellon’s most recent capital plan was submitted to the Federal Reserve on Jan. 6, 2014. The Federal Reserve has indicated that it expects to publish its objection or non-objection to the capital plan and proposed capital actions, such as dividend payments and share repurchases, on March 26, 2014.

The Federal Reserve Act limits and requires collateral for extensions of credit by our insured subsidiary banks to BNY Mellon and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY Mellon and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY Mellon and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

Our insured subsidiary banks are required to maintain reserve balances with Federal Reserve Banks under the Federal Reserve Act and Regulation D. Required balances averaged $5.7 billion and $5.4 billion for the years 2013 and 2012, respectively.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.

The Parent guarantees the debt issued by Mellon Funding Corporation, a wholly-owned financing subsidiary of the Company. The Parent also guarantees committed and uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications. However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications.

The Parent’s condensed financial statements are as follows:
Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2013	2012	2011
Dividends from bank subsidiaries	$1,010	$645	$120
Dividends from nonbank subsidiaries	210	199	54
Interest revenue from bank subsidiaries	60	120	211
Interest revenue from nonbank subsidiaries	101	126	130
Gain on securities held for sale	32	11	17
Other revenue	26	47	51
Total revenue	1,439	1,148	583
Interest (including $50, $30 and $13 to subsidiaries, respectively)	245	340	282
Other expense	94	103	138
Total expense	339	443	420
Income before income taxes and equity in undistributed net income of subsidiaries	1,100	705	163
Provision (benefit) for income taxes	(93)	(83)	66
Equity in undistributed net income:
Bank subsidiaries	184	936	1,781
Nonbank subsidiaries	734	721	638
Net income	2,111	2,445	2,516
Preferred stock dividends	(64)	(18)	—
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$2,047	$2,427	$2,516
Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2013	2012
Assets:
Cash and due from banks	$6,959	$4,182
Securities	34	112
Loans, net of allowance	19	13
Investment in and advances to subsidiaries and associated companies:
Banks	27,889	28,371
Other	24,444	24,273
Subtotal	52,333	52,644
Corporate-owned life insurance	699	682
Other assets	2,486	3,024
Total assets	$62,530	$60,657
Liabilities:
Deferred compensation	$500	$489
Commercial paper	96	338
Affiliate borrowings	3,416	3,338
Other liabilities	2,193	2,647
Long-term debt	18,804	17,414
Total liabilities	25,009	24,226
Shareholders’ equity	37,521	36,431
Total liabilities and shareholders’ equity	$62,530	$60,657
Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2013	2012	2011
Operating activities:
Net income	$2,111	$2,445	$2,516
Adjustments to reconcile net income to net cash provided by/ (used in) operating activities:
Amortization	1	13	13
Equity in undistributed net (income) of subsidiaries	(918)	(1,657)	(2,419)
Change in accrued interest receivable	21	13	(22)
Change in accrued interest payable	(5)	(16)	11
Change in taxes payable (a)	63	177	168
Other, net	(22)	(179)	(80)
Net cash provided by operating activities	1,251	796	187
Investing activities:
Purchases of securities	—	—	(50)
Proceeds from sales of securities	67	86	101
Change in loans	(6)	7	32
Acquisitions of, investments in, and advances to subsidiaries	722	175	(611)
Other, net	11	17	—
Net cash provided by/(used in) investing activities	794	285	(528)
Financing activities:
Net change in commercial paper	(242)	328	—
Proceeds from issuance of long-term debt	3,892	2,761	5,042
Repayments of long-term debt	(2,023)	(4,163)	(1,911)
Change in advances from subsidiaries	78	(53)	63
Issuance of common stock	288	65	43
Treasury stock acquired	(1,026)	(1,148)	(873)
Issuance of preferred stock	494	1,068	—
Cash dividends paid	(744)	(641)	(593)
Tax benefit realized on share based payment awards	15	—	2
Net cash provided by/(used in) financing activities	732	(1,783)	1,773
Change in cash and due from banks	2,777	(702)	1,432
Cash and due from banks at beginning of year	4,182	4,884	3,452
Cash and due from banks at end of year	$6,959	$4,182	$4,884
Supplemental disclosures
Interest paid	$241	$324	$293
Income taxes paid	$94	$401	$212
Income taxes refunded	$14	$1	$123

(a)	Includes payments received from subsidiaries for taxes of $192 million in 2013, $648 million in 2012 and $501 million in 2011.